Exhibit 13.01

CERTIFICATION PURSUANT TO 18 U.S.C

SECTION 1350 AS ADOPTED

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Genetic Technologies Limited (the “Company”) on Form 20-F for the period ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Simon Morriss, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 30, 2022

By:	/s/ Simon Morriss
Simon Morriss
Chief Executive Officer

* The originally executed copy of this Certification will be maintained at the Company’s offices and will be made available for inspection upon request.